                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 15, 2003



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-01
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

   The Servicer's Certificate for the month of April 2003 was distributed to Noteholders on May 15, 2003.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     April 2003.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ARCADIA RECEIVABLES FINANCE CORP.


                                By: /s/  Denise Crabtree

                                 ----------------------------
                                         Denise Crabtree
                                         Assistant Secretary



Date: May 29, 2003

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 2000-01
 Issuer:                 Associates Automobile Receivables Trust

 Accounting Date:        30-Apr-03
 Distribution Date:      15-May-03
 Distribution #:         35
 W.A.C.                  17.2103%

 W.A.M.                  31.2500


 Trustee:                Banc One
                         Barbara Grosse  (312) 407-1902

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      6.85400%     6.85400%    $207,000,000.00       046001AA1
         A2                       Fixed      7.15000%     7.15000%     $92,000,000.00       046001AB9
         A3                       Fixed      7.30000%     7.30000%    $301,000,000.00       046001AC7
                                                                     -----------------
                                       Class A Total                  $600,000,000.00


          B                       Fixed      7.83000%     7.83000%     $85,417,000.00       046001AE3
                                                                     -----------------
                                       Class B Total                   $85,417,000.00


          M                       Fixed      7.51000%     7.51000%     $64,583,000.00       046001AD5
                                                                     -----------------
                                       Class M Total                   $64,583,000.00


                                                                     -----------------
                                                                      $750,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 2000-01
Distribution Date:   5/15/2003

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3   $267,691.75         $0.00          $0.00          $0.00       $267,691.75     0.88934136            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total      $267,691.75         $0.00          $0.00          $0.00       $267,691.75                           $0.00


         B   $557,345.93         $0.00          $0.00          $0.00       $557,345.93     6.52500006            $0.00
            ----------------------------------------------------------------------------------------------------------
B Total      $557,345.93         $0.00          $0.00          $0.00       $557,345.93                           $0.00


         M   $404,181.94         $0.00          $0.00          $0.00       $404,181.94     6.25833331            $0.00
            ----------------------------------------------------------------------------------------------------------
M Total      $404,181.94         $0.00          $0.00          $0.00       $404,181.94                           $0.00


            ==========================================================================================================
 Total     $1,229,219.62         $0.00          $0.00          $0.00     $1,229,219.62                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 2000-01
Distribution Date:      5/15/2003


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3      $14,342,381.67                $0.00     $14,342,381.67     47.64910854            0.00
                         ---------------------------------------------------------------------------------------
             A Total      $14,342,381.67                $0.00     $14,342,381.67                            0.00

                   B               $0.00                $0.00              $0.00      0.00000000            0.00
                         ---------------------------------------------------------------------------------------
             B Total                $.00                $0.00               $.00                            0.00

                   M               $0.00                $0.00              $0.00      0.00000000            0.00
                         ---------------------------------------------------------------------------------------
             M Total                $.00                $0.00               $.00                            0.00

                         ========================================================================================
          Total           $14,342,381.67                $0.00     $14,342,381.67                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 2000-01
Distribution Date:       5/15/2003




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      6/15/2001
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      3/15/2003
         A3     $44,004,123.31     $29,661,741.64     146.19310070        98.54399216      0.09854399      1/15/2004
              ------------------------------------
     A Total    $44,004,123.31     $29,661,741.64


          B     $85,417,000.00     $85,417,000.00    1,000.0000000     1,000.00000000      1.00000000      8/15/2007
              ------------------------------------
     B Total    $85,417,000.00     $85,417,000.00


          M     $64,583,000.00     $64,583,000.00    1,000.0000000     1,000.00000000      1.00000000      5/15/2005
              ------------------------------------
     M Total    $64,583,000.00     $64,583,000.00


              ====================================
      Total    $194,004,123.31    $179,661,741.64





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  2000-01
Distribution Date:        5/15/2003


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount      10,693,086.83   4,422,981.15       5,088,080.20

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                $278,253.63        $267,123,488.51       $250,654,388.89

   Advances

   ----------

        Beginning Advances                                    529,674.25

        Current Month's Advances                              228,089.26
        Advance Recovery                                     -298,308.96

        Ending Advances                                       459,454.55

   Reserve Account Information

   ---------------------------

        Beginning Balance                                   4,166,737.93

        Deposit to Reserve Account                                  0.00
        Withdraw from the Reserve Account                           0.00

        Ending Balance                                      4,166,737.93



   Collection Account Summary

  ------------------------------

        Total Interest Received                             3,457,259.50
        Principal Prepayments                               5,134,868.98

        Principal Collected                                 6,317,493.03
        Total Principal Received                           11,452,362.01

        Total Payment Received                             14,909,621.51
        Net Liquidation Proceeds                            1,007,639.42

        Reserve Account Withdraw                                    0.00
        Reserve Account Income                                  2,813.69

        Total Available Funds                              15,849,854.92

        Certificate Distribution Amount                             0.00
        Net Payment to Trustee                             15,568,787.60


   Overcollateralization Summary

   ---------------------------------

        Required OC                                        89,584,865.30

        Current OC                                         70,992,647.25

        OC Deficiency                                      18,592,218.05




                 Liquidated Receivabl      Paid in Full Loan    Repurchased Loa    Deferrals

                ---------------------------------------------------------------------


Number                            490                475                244               545

Amount                   5,016,737.61       2,911,853.29       2,249,664.31      6,057,762.03




                      Current                    Current      3-Month

                      Month $     Cumulative     Month %      Average %

                  -------------------------------------------------------


Delinquencies    20,204,148.18        N/A           8.0606%     8.0644%
Losses            4,009,098.19    79,534,086.36    9.5439 %     9.1350%

Defaults          5,016,737.61   130,532,096.95   15.6636 %    15.0805%